UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2017
Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7244 Perkins Road
Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Board of Directors of Investar Holding Corporation voted on September 20, 2017 at its regularly scheduled monthly meeting to amend the Corporation’s By-Laws to change the Corporation’s annual meeting of shareholders from the third Wednesday in May to the fourth Wednesday in May each year. The Corporation’s 2018 annual meeting of shareholders will occur on May 23, 2018. This description is qualified by the full text of the amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Second Amendment to the By-laws of Investar Holding Corporation, dated September 20, 2017.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Second Amendment to the By-laws of Investar Holding Corporation, dated September 20, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: September 26, 2017	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer